SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                  June 4, 2004
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                                 CNE Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)
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        Delaware                      1-9224                   56-2346563
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(State or Other Jurisdiction  (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                      Identification No.)


 200 West 57th Street, Suite 507
      New York, New York                                         10019
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(Address of Principal Executive Offices)                       (Zip Code)


                                  212-977-2200
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               Registrant's telephone number, including area code


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          (Former name or former address, if changed since last report)


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Item 5. OTHER INFORMATION

As of March 31, 2004, CNE Group, Inc. ("CNE") and Murphy & Durieu, the Placement Agent for CNE's recent private financing that was closed on February 10, 2004, amended the Placement Agent's Warrant Agreement entered into between them in connection with the aforesaid financing, pursuant to which Murphy & Durieu agreed to increase the exercise price of the warrants from $0.48 per warrant to $1.00 per warrant in consideration for CNE increasing the number of warrants from 175,000 to 350,000 and extending the exercise period from February 10, 2009 to February 10, 2014.


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


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 CNE GROUP, INC.


Date: June 14, 2004                              By: /S/Anthony S. Conigliaro
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                                                     Anthony S. Conigliaro,
                                                     Chief Financial Officer


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